UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2002



                           ELITE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)



             State or other jurisdiction of incorporation: Delaware


                         Commission File No.: 333-45241


                 I.R.S. Employer Identification No.: 22-3542636


            Address of principal executive offices: 165 Ludlow Avenue
                           Northvale, New Jersey 07647


        Registrant's telephone number, including area code: 201 750-2646


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ITEM 5. OTHER EVENTS


(a)      SETTLEMENT OF ELECTION CONTEST

On August 5, 2002, Harris Freedman, Sharon Will, Michael H. Freedman and certain of their respective affiliates (the "Freedman Group") commenced a consent solicitation (the "Consent Solicitation") to solicit consents in favor of the removal of Harmon Aronson, Donald S. Pearson and Eric L. Sichel as directors of Elite and in favor of the election of Harris Freedman, Sharon Will and Michael
H. Freedman as directors. Elite opposed the Consent Solicitation as not being in Elite's best interests. The Consent Solicitation ended on October 4, 2002 with the Freedman Group failing to obtain the approval of Elite stockholders who held a majority of Elite's common stock.

Following the Consent Solicitation, the Freedman Group filed a preliminary proxy statement with the Securities and Exchange Commission (the "Commission") and expressed an intention to solicit proxies in favor of its nominees for director and to contest the election of directors at Elite's annual meeting of stockholders. The Freedman Group terminated its proxy solicitation on October 23, 2002 pursuant to the terms of a Settlement Agreement among Elite and the Freedman Group (the "Settlement Agreement"). A copy of the Settlement Agreement is attached hereto as Exhibit 10.1. Pursuant to the Settlement Agreement

(i) the Freedman Group agreed to terminate its proxy solicitation immediately and to support the election of the seven nominees for director recommended by Elite's Board of Directors for election at the annual meeting of stockholders scheduled for December 12, 2002 (the "Annual Meeting"). The Freedman Group also agreed not to:

         (a) become a participant in any solicitation of proxies for the Annual Meeting or assist any third party in any solicitation of proxies for the Annual Meeting;

         (b) advise or influence any third party or assist any third party in so advising or influencing any person or entity with respect to the giving or withholding of any proxy or vote at the Annual Meeting, other than in favor of the election of the Company Nominees (as defined in the Settlement Agreement);

         (c) commence any action or assist any third party in commencing any action to delay, accelerate or enjoin the Annual Meeting, to enjoin Elite's solicitation of proxies for the Annual Meeting or to question whether Elite's proxy statement for the Annual Meting violates Rule 14a-9 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained therein, in light of the circumstances under which they were made, not misleading;

         (d) other than as expressly provided in the Settlement Agreement, grant any proxy with respect to the Annual Meeting or deposit any of the Elite securities held by the

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Freedman Group in a voting trust or subject them to a voting agreement or other arrangement of similar effect with respect to the Annual Meeting;

         (e) make any proposal for consideration at the Annual Meeting; or

         (f) participate in or assist any third party in any solicitation of written consents with regard to Elite prior to the Annual Meeting.

(ii) Elite agreed to commence an exchange offer (the "Exchange Offer") pursuant to which holders of Elite's Class A Warrants which expire on November 30, 2002 (the "Old Warrants") will have the opportunity to exchange those warrants for new warrants (the "New Warrants") upon payment to Elite of $0.10 per share of common stock issuable upon the exercise of the Old Warrants. The New Warrants will

         (a) be exercisable for the same number of shares of common stock as the Old Warrants,

         (b) have an exercise price of $5.00 per share (subject to adjustment in certain circumstances),

         (c) expire on November 30, 2005, and

         (d) except as set forth in the Settlement Agreement will have substantially all of the same other terms and conditions as the Old Warrants.

The Exchange Offer will be made to eligible warrantholders irrespective of whether the Old Warrants have expired by their terms when the Exchange Offer is consummated. The New Warrants will not be transferable except pursuant to operation of law. The Exchange Offer must be registered under applicable federal and state securities laws and will only be made pursuant to an effective registration statement meeting applicable legal requirements.

(iii) Elite dismissed the lawsuit that it had commenced against the Freedman Group for alleged violations of, among other things, Sections 13(d) and 14(a) of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder in connection with the Consent Solicitation (the "New Jersey Action").

(iv) Elite agreed not to withdraw the nomination for directors for election at the Annual Meeting of Richard A. Brown, John A. Moore or John P. de Neufville unless any of such nominees dies, resigns or refuses to stand for election.

(v) Elite and the Freedman Group exchanged releases regarding the Consent Solicitation, the New Jersey Action and other matters related thereto.

Because this section is a summary, it does not describe every aspect of the Settlement Agreement. This summary is subject to and qualified in its entirety by reference to all of

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the provisions of the Settlement Agreement which is attached as an Exhibit to this Form 8-K.


(b) APPOINTMENT OF CHRIS C. DICK TO THE POSITION OF VICE PRESIDENT, BUSINESS DEVELOPMENT

Elite has appointed Chris C. Dick to the position of Vice President of Business Development for Elite Laboratories, Inc., a wholly owned subsidiary of Elite Pharmaceuticals, Inc effective November 1, 2002. The press release issued October 31, 2002 by Elite Pharmaceuticals, Inc. regarding such appointment is attached hereto as Exhibit 99.1 and is incorporated herein.

(c)      OFFER TO PLACEMENT AGENTS

In 1997, Elite undertook a private placement of its securities. In connection with the private placement, Elite issued Placement Agent Warrants (the "Placement Agent Warrants") exercisable for 200,000 shares of Elite's common stock and 100,000 of its Class A Warrants to those placement agents assisting in the private placement. The Placement Agent Warrants were exercisable at $3.60 for one share of common stock and one-half a Class A Warrant. The Placement Agent Warrants expired November 1, 2002. As of October 31, 2002, Placement Agent Warrants exercisable for 64,786 shares of common stock and 32,393 Class A Warrants had been exercised, leaving Placement Agent Warrants exercisable for 135,214 shares of common stock and 67,607 Class A Warrants outstanding in the hands of placement agents.

On October 31, 2002, the Board of Directors of Elite approved the issuance to the placement agents still holding unexercised Placement Agent Warrants, effective November 1, 2002, Class A Warrants exercisable for the same aggregate number of shares of common stock as the Class A Warrants that were underlying the unexercised Placement Agent Warrants.

 (d)     AMENDMENT OF DR. MEHTA'S EMPLOYMENT CONTRACT

On July 18, 2002 the registrant and its president and chief executive officer, Dr. Atul M. Mehta, agreed to an amendment to his employment agreement. Attached hereto as Exhibit 10.2 is Dr. Mehta's Amended and Restated Employment Agreement, dated March 31, 2000, and attached hereto as Exhibit 10.3 is the Amendment to Dr. Mehta's Amended and Restated Employment Agreement.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

            10.1 Settlement Agreement, dated October 23, 2002, among Elite Pharmaceuticals, Inc. and the members of the Freedman Group as described above.

            10.2       Amended  and  Restated   Employment   Agreement,   dated
March  31,  2000  between  Atul  M.  Mehta  and  Elite Pharmaceuticals, Inc.

            10.3 Amendment, dated July 18, 2002, to Amended and Restated Employment Agreement, dated March 31, 2000, between Atul M. Mehta and Elite Pharmaceuticals, Inc.

            99.1 Press Release of Elite Pharmaceuticals, Inc., dated October 31, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2002                     ELITE PHARMACEUTICALS, INC.


                                            By:  /s/ Atul M. Mehta
                                               -------------------------------
                                                 Atul M. Mehta
                                                 President




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EXHIBIT INDEX


Item No.

            10.1 Settlement Agreement, dated October 23, 2002, among Elite Pharmaceuticals, Inc. and the members of the Freedman Group as described above.

            10.2       Amended  and  Restated   Employment   Agreement,   dated
March  31,  2000  between  Atul  M.  Mehta  and  Elite Pharmaceuticals, Inc.

            10.3 Amendment, dated July 18, 2002, to Amended and Restated Employment Agreement, dated March 31, 2000, between Atul M. Mehta and Elite Pharmaceuticals, Inc.

            99.1 Press Release of Elite Pharmaceuticals, Inc., dated October 31, 2002.


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